EX-32 3 exhibit32.htm SECTION 1350 CERTIFICATION

Exhibit 32
Section 1350 Certifications

Certification pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Terra Media, Ltd. (the “Company”) on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas P. Monahan, President, Secretary, Treasurer, Director, and Chief Financial Officer and Controller (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: August 11, 2008

/s/Thomas P. Monahan
Thomas P. Monahan
President, Secretary, Treasurer, Director,
and Chief Financial Officer and
Controller (Principal Accounting Officer)